                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-39369.


                                                             ARTHUR ANDERSEN LLP


Cleveland, Ohio,
  March 31, 1998.